EXHIBIT A

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Common Stock, par value $.01 per share, of Transit Group, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  May 20, 1999

                                    GE CAPITAL EQUITY INVESTMENTS, INC.

                                    By: /s/ Michael E. Pralle
                                        ------------------------------------
                                        Name: Michael E. Pralle
                                        Title: President



                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ Michael E. Pralle
                                        ------------------------------------
                                        Name: Michael E. Pralle
                                        Title: Vice President



                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                    By: /s/ Michael E. Pralle
                                        ------------------------------------
                                        Name: Michael E. Pralle
                                        Title: Attorney in Fact



                                    GENERAL ELECTRIC COMPANY

                                    By: /s/ Michael E. Pralle
                                        ------------------------------------
                                        Name: Michael E. Pralle
                                        Title: Attorney in Fact




* Powers of attorney, each dated as of April 30, 1998, by General Electric Capital Services, Inc. and General Electric Company, respectively, are hereby incorporated by reference to Schedule 13D for Telescan, Inc., filed January 14, 1999 by GE Capital Equity Services, Inc.



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